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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): JUNE 6, 2005

                               GRAHAM CORPORATION
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             (Exact name of Registrant as specified in its charter)

           DELAWARE                    1-8462          16-1194720
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(State or other jurisdiction of    (Commission       (IRS Employer
        incorporation)              File Number)   Identification No.)

20 FLORENCE AVENUE, BATAVIA, NEW YORK                     14020
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  (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (585) 343-2216

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On June 6, 2005, Graham Corporation (the "Company") issued a press release announcing the Company's results of operations and financial condition for its fourth quarter and fiscal year ended March 31, 2005. A copy of the Company's press release is attached to this report as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following is attached as an exhibit to this Form 8-K:

      Exhibit No.                      Description
      -----------  ------------------------------------------------------------
         99.1 Press Release dated June 6, 2005 announcing the Company's results of operations and financial condition for its fourth quarter and fiscal year ended March 31, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GRAHAM CORPORATION

Date: June 8, 2005             By: /s/ J. Ronald Hansen
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                                   J. Ronald Hansen
                                   Vice President - Finance & Administration and Chief Financial Officer